Exhibit 10.11

GLOBAL ENTERTAINMENT & MEDIA HOLDINGS CORPORATION

__, 2008

Jules Haimovitz
[Address]

Mr. Haimovitz:

          This letter will confirm our agreement that commencing on the effective date of the registration statement for the initial public offering of the securities of Global Entertainment & Media Holdings Corporation (the “Company”), you (“Haimovitz”) shall make available to Global Entertainment & Media Holdings Corporation (the “Company”), certain office space, administrative services and secretarial support, as may be agreed by the parties, situated at •, Los Angeles, California •. In exchange therefor, the Company shall pay Haimovitz a monthly fee of $7,800 until the earlier of (i) the completion of the Company’s effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or assets, and (ii) the Company’s dissolution.

          Haimovitz confirms that, from time to time, employees of Haimovitz and his affiliates, as part of their on-going professional responsibilities and employment, and with no additional consideration offered or received, may provide certain services to the Company related to and in connection with the Company’s consummation of its initial business combination, substantially on the terms set forth in the Company’s registration statement on Form S-1. It is agreed that any such employee will undertake such tasks and responsibilities only upon oral or written request to such employee by any officer or director of the Company.

          Haimovitz hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the trust account described in the registration statement on Form S-1 (the “Trust Account”) for any amounts arising out of this agreement, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever relating to the transactions contemplated by this agreement.

[Remainder of Page Intentionally Left Blank]

Very truly yours, GLOBAL ENTERTAINMENT & MEDIA HOLDINGS CORPORATION By: _________________________________ Name: Mark J. Piegza Title: President and Secretary

AGREED AND ACCEPTED By: _________________________________ Name: Jules Haimovitz